UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2024

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 465-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Boeing Company held its Annual Meeting of Shareholders on May 17, 2024. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert A. Bradway	337,632,311	42,200,133	4,727,625	110,696,933
David L. Calhoun	295,705,259	84,699,906	4,154,904	110,696,933
Lynne M. Doughtie	345,704,147	34,213,850	4,642,072	110,696,933
David L. Gitlin	314,425,453	65,654,064	4,480,552	110,696,933
Lynn J. Good	333,922,546	45,969,743	4,667,780	110,696,933
Stayce D. Harris	313,614,356	66,602,490	4,343,223	110,696,933
Akhil Johri	316,760,388	63,229,289	4,570,392	110,696,933
David L. Joyce	253,333,723	126,832,518	4,393,828	110,696,933
Steven M. Mollenkopf	341,212,862	38,952,903	4,394,304	110,696,933
John M. Richardson	308,716,603	71,351,046	4,492,420	110,696,933
Sabrina Soussan	354,976,148	25,066,391	4,517,530	110,696,933

2. Approve, on an Advisory Basis, Named Executive Officer Compensation:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
237,994,848	135,297,358	11,267,863	110,696,933

3. Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2024:
FOR	AGAINST	ABSTAIN
468,172,913	22,606,311	4,477,778

4. Shareholder Proposal - Review of China Business and ESG Commitments:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,993,890	358,145,673	7,420,506	110,696,933

5. Shareholder Proposal - Report on Climate Lobbying:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
94,779,679	277,644,465	12,135,925	110,696,933

6. Shareholder Proposal - Racial and Gender Pay Gap Disclosure:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
147,373,027	232,307,218	4,879,824	110,696,933

7. Shareholder Proposal - Report on Risks Related to Diversity, Equity & Inclusion Efforts:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,133,709	358,238,370	6,187,990	110,696,933

8. Shareholder Proposal - Adoption of Value Chain Emission Reduction Target:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
116,924,502	254,800,314	12,835,253	110,696,933

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ John C. Demers
John C. Demers
Vice President, Assistant General Counsel and Corporate Secretary

Dated: May 17, 2024